UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

APTIMUS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28968 (Commission File Number)	91-1809146 (IRS Employer Identification No.)

100 Spear Street, Suite 1115
San Francisco, CA 94105
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (415) 896-2123

 (Former Name or Former Address, if Changed Since Last Report)

Item 2.02    Results of Operations and Financial Condition.

The Company is issuing a press release dated February 17, 2005, containing certain information regarding the Company’s results of operations for the Company’s fourth quarter ended December 31, 2004 and the Company’s fiscal year ended December 31, 2004. The press release attached as Exhibit 99.1 is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 8, 2005

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APTIMUS, INC. (Registrant)

Dated: February 17, 2005	By: /s/ David H. Davis David H. Davis General Counsel and Corporate Secretary